                                                                 EXHIBIT  10(d)3
                                                           ALLETE 2006 FORM 10-K

                               SECOND AMENDMENT TO
              FOURTH AMENDED AND RESTATED COMMITTED FACILITY LETTER

        This Second Amendment to Fourth Amended and Restated Committed Facility Letter (this "AMENDMENT") is dated as of December 14, 2006, by and among ALLETE, INC., a Minnesota corporation (the "COMPANY"), the banks from time to time party to the Committed Facility Letter (as hereinafter defined) (each a "BANK" and collectively the "BANKS") and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as agent for the Banks (in such capacity, the "AGENT").

                                WITNESSETH THAT:

        WHEREAS, the Company, the Banks and the Agent are party to that certain Fourth Amended and Restated Committed Facility Letter dated as of January 11, 2006 (as amended by that certain First Amendment to Fourth Amended and Restated Committed Facility Letter dated as of June 9, 2006, together with all exhibits, schedules, attachments, appendices and further amendments thereof, the "COMMITTED FACILITY LETTER"); and

        WHEREAS, the Company has requested that the Committed Facility Letter be amended as set forth herein and the Banks are agreeable to such request on the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Banks and the Agent hereby agree as set forth below.

     1. The Committed Facility Letter is amended as follows:

             (a) The defined term "INITIAL MATURITY DATE" appearing in the second sentence of Section 1(f) ("MATURITY") is hereby amended by deleting the date "January 11, 2011" and substituting the date "January 11, 2012" therefor.

             (b) The defined term "EXTENDED MATURITY DATE" appearing in the second paragraph of Section 1(f) is hereby amended by deleting the dates "January 11, 2012" and "January 11, 2013" appearing in clauses (i) and (ii) thereof and substituting therefor the dates "January 11, 2013" and "January 11, 2014", respectively.

             (c) The definition of "APPLICABLE MARGIN" appearing in Section 8 is hereby amended by deleting said definition in its entirety and substituting the following new definition in lieu thereof:

        "APPLICABLE MARGIN" means (i) with respect to Eurodollar Loans, (a) 0.180% per annum for any day Level I Status exists; (b) 0.270% per annum for any day Level II Status exists; (c) 0.350% per annum for any day Level III Status exists; (d) 0.425% per annum for any day Level IV Status exists;

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        (e) 0.525% per  annum for any  day Level V Status exists, and (f) 0.800%
        per annum for any day Level VI Status exists; and (ii) with respect to Prime Rate Loans, 0.000% per annum.

             (d) The definition of "FUNDED DEBT" appearing in Section 8 is hereby amended by deleting clauses (d) and (e) thereof.

             (e) The definition of "FACILITY FEE RATE" appearing in Section 8 is hereby amended by deleting said definition in its entirety and substituting the following new definition in lieu thereof:

        "FACILITY FEE RATE" means a rate equal to (i) 0.070% per annum for any day Level I Status exists; (ii) 0.080% per annum for any day Level II Status exists; (iii) 0.100% per annum for any day Level III Status exists; (iv) 0.125% per annum for any day Level IV Status exists; (v) 0.175% per annum for any day Level V Status exists; and (vi) 0.200% per annum for any day Level VI Status exists.

             (f) The definition of "REQUIRED BANKS" appearing in Section 8 is hereby amended by deleting said definition in its entirety and substituting the following new definition in lieu thereof:

        "REQUIRED BANKS" means, at any time, Banks having more than 50.0% of the aggregate amount of the Commitments.

             (g) The definition of "TOTAL CAPITAL" appearing in Section 8 is hereby amended by deleting said definition in its entirety and substituting the following new definition in lieu thereof:

        "TOTAL CAPITAL" means, as of any date determination, the sum of Consolidated Net Worth and Funded Debt.

             (h) Section 8 is further amended by adding the following new defined term in its appropriate alphabetic order:

        "CONSOLIDATED NET WORTH" means, as of any date of determination, the sum of stockholders' equity (including preferred stock and QUIPs), PLUS additional paid-in capital, PLUS retained earnings (or MINUS accumulated deficits) plus preferred securities of the Company and its Subsidiaries, PROVIDED, however, that the computation of Consolidated Net Worth shall exclude Accumulated Other Comprehensive Income/Loss and unearned ESOP shares, all of the foregoing determined with respect to the Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

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     2. Except as expressly  amended hereby,  the Committed  Facility Letter and all other documents executed in connection therewith shall remain in full force and effect in accordance with their respective terms. The Committed Facility Letter, as amended hereby, and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Committed Facility Letter shall be deemed to be amended and modified as herein provided and, except as so amended and modified, the Committed Facility Letter shall continue in full force and effect in accordance with its terms and the Committed Facility Letter and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof the term "AGREEMENT" as used in the Committed Facility Letter and all other references to the Committed Facility Letter in the Committed Facility Letter, the other documents executed in connection therewith and/or herewith or any other instrument, document or writing executed by the Company or any other person or furnished to the Agent and/or the Banks by the Company, or any other person in connection herewith or therewith, shall be deemed to be a reference to the Committed Facility Letter as hereby amended.

     3. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

             (a) The Company and each Bank shall have executed and delivered this Amendment to Agent together with such other documents and instruments as Agent may reasonably require;

             (b) The payment of the Extension Fee (as defined below) to the Agent for the benefit of the Banks;

             (c) No Default or Event of Default shall have occurred and be continuing; and

             (d) Agent shall have received a certificate of the Secretary of the Company showing the names and titles, and bearing the signatures of, the officers of the Company authorized to execute this Amendment.

     4. On and as of the date hereof, the Company represents and warrants to the Agent and to the Banks that:

             (a) The representations and warranties contained in this Amendment and the Committed Facility Letter are true and correct in all material respects, in each case as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date (and then shall have been true and correct as of such earlier date); and

             (b) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment; and

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             (c) The Company is, and will be, in full compliance with all of the material terms, conditions and all other provisions of this Amendment and the Credit Documents; and

             (d) This Amendment has been duly authorized, executed and delivered on its behalf, and both the Committed Facility Letter, both before being amended and supplemented hereby and as amended and supplemented hereby, and this Amendment constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except to the extent that a remedy or default may be determined by a court of competent jurisdiction to constitute a penalty and except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights or by general principles of equity.

     5. The Company agrees to reimburse the Agent and/or the Banks for reasonable fees and expenses incurred with respect to the preparation of this Amendment and all matters incidental thereto. Without limiting the foregoing, the Company shall pay to the Agent for the ratable benefit of the Banks, a non-refundable $37,500 extension fee (the "EXTENSION FEE"), which Extension Fee shall be due and payable and fully earned upon the execution and delivery by the Agent and the Banks of this Amendment.

     6. This Amendment shall be construed in accordance with and governed by the internal laws of the State of Illinois, without regard to its conflicts of laws principles.

     7. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be signed by facsimile, and any facsimile signature hereto shall for all purposes be deemed an original signature.

     8. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between the Company and the Banks with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     9. This Amendment shall be binding upon and inure to the benefit of the Banks and their successors and assigns and the Company and its permitted successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Fourth Amended and Restated Committed Facility Letter to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


THE COMPANY:                            ALLETE, INC., a Minnesota corporation
-----------

                                        By:    /s/ Mark A. Schober
                                            ------------------------------------
                                        Name:  Mark A. Schober
                                              ----------------------------------
                                        Title: Sr. Vice President & CFO
                                               ---------------------------------


AGENT/BANKS:                            LASALLE BANK NATIONAL
-----------                             ASSOCIATION, in its individual capacity
                                        as a Bank and as Agent

                                        By:    /s/ Meghan Schultz
                                           -------------------------------------
                                        Name:  Meghan Schultz
                                             -----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------

                                                                  SIGNATURE PAGE
       SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED COMMITTED FACILITY LETTER
                                                               DECEMBER 14, 2006

OTHER BANKS:
-----------

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:    /s/ Christine G. Dean
                                           -------------------------------------
                                        Name:  Christine G. Dean
                                        Title: Vice President


                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        By:    /s/ Patrick McCue
                                           -------------------------------------
                                        Name:  Patrick McCue
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        JPMORGAN CHASE BANK, N.A.

                                        By:    /s/ Nancy R. Barwig
                                           -------------------------------------
                                        Name:  Nancy R. Barwig
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        THE BANK OF TOKYO -
                                        MITSUBISHI, UFJ, LTD., CHICAGO
                                        BRANCH

                                        By:    /s/ Matthew A. Ross
                                           -------------------------------------
                                        Name:  Matthew A. Ross
                                        Title: Vice President & Manager